                                         U.S. Small Business Administration

                                                        NOTE
SBA Loan #        PLP 482--285--4000
SBA Loan Name     ELDORADO ARTESIAN SPRINGS, INC.
Date              August 21, 2001
Loan Amount       $ 1,421,000.00
Interest Rate     Variable
Borrower          ELDORADO ARTESIAN SPRINGS, INC.
Operating
Company
Lender            U.S. Bank National Association

 1.PROMISE TO PAY

     In return for the Loan, Borrower promises to pay to the order of Lender the amount of One Million  Four Hundred  Twenty One Thousand & 00/100  Dollars,
     interest on the unpaid principal balance, and all other amounts required by this Note.

 2.DEFINITIONS:

     "Collateral"  means any property taken as security for payment of this Note or any guarantee of this Note.

     "Guarantor'  means each person or entity that signs a guarantee  of payment of this Note.

     "Loan" means the loan evidenced by this Note.

     "Loan  Documents"  means  the  documents  related  to this  loan  signed by
     Borrower, any Guarantor, or anyone who pledges collateral.

     "SBA"  means the Small  business  Administration,  an Agency of the  United
     States of America.

3. PAYMENT TERMS:

     Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

     This Note will mature in 25 years from date of Note.  The interest  rate on this Note will fluctuate. The initial interest rate is 7.50% per year. This initial  rate  is the  prime  rate  on  the  date  SBA  received  the  loan application,  plus .75%.  The initial  interest  rate must remain in effect until the first change  period  begins.  Borrower  must pay  principal  and interest  payments of $10,502.00 every month,  beginning one month from the month of initial  disbursement  on this Note;  payments must be made on the same day as the date of  initial  disbursement  on this Note in the  months they are due.  Lender  will apply  each  installment  payment  first to pay interest  accrued to the day Lender  receives  the  payment,  then to bring principal current,  then to pay any late fees, and will apply any remaining balance to reduce  principal.  The interest  rate will be adjusted  monthly
     (the "change period").

     The "Prime  Rate" is the prime rate in effect on the first  business day of the month in which an interest rate change occurs, as published in the Wall
     Street Journal on the next business day. The adjusted interest rate will be
     .75% above the Prime  Rate.  Lender will  adjust the  interest  rate on the first  calendar day of each change  period.  The change in interest rate is effective  on that day whether or not Lender gives  Borrower  notice of the change.  The initial  interest  rate must remain in effect  until the first change period begins.

     Lender  must  adjust  the  payment  amount at least  annually  as needed to amortize  principal  over the remaining  term of the Note. If SBA purchases the guaranteed portion of the unpaid principal  balance,  the Interest rate becomes  fixed at the rate in  effect at the time of the  earliest  uncured payment default.  If there is no uncured payment default,  the rate becomes fixed at the rate in effect at the time of purchase.

     Prepayment  Charge:  In addition to any other fees referenced in this Note, when, in any one year, a Borrower  voluntarily prepays more than 25% of the outstanding  principal balance of the loan, the Borrower must pay to Lender on behalf of SBA a prepayment fee as follows:

     a.   During  the  first  year  after  the date on  which  the loan is first disbursed, 5% of the prepayment amount;

     b.   During  the  second  year  after  the date on which  the loan is first disbursed, 3% of the prepayment amount; and

     c.   During  the  third  year  after  the date on  which  the loan is first disbursed. 1% of the prepayment amount.

     All remaining  principal  and accrued  interest is due and payable 25 years from date of Note.

     Late  Charge:  If a payment on this Note Is more than 10 days late,  Lender may charge  Borrower  a late fee of up to 5% of the  unpaid  portion of the regularly scheduled payment.

4. RIGHT TO PREPAY:

     Borrower  may prepay this Note.  Borrower  may prepay 20 percent or less of the  unpaid  principal  balance at any time  without  notice.  If  Borrower prepays  more than 20 percent  and the Loan has been sold on the  secondary market, Borrower must:

     A.   Give Lender written notice;
     B.   Pay all accrued interest; and
     C.   If the  prepayment  is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days' interest from the date Lender receives the notice,  less any interest accrued during the
          21 days and paid under subparagraph B.

     If Borrower  does not prepay  within 60 days from the date Lender  receives the notice, Borrower must give Lender a new notice.

5. DEFAULT:

     Borrower is in default  under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

     A.   Fails to do anything required by this Note and other Loan Documents;
     B.   Defaults on any other loan with Lender;
     C.   Does not preserve, or account to Lender's satisfaction for, any of the
          Collateral or its proceeds;
     D.   Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;
     E.   Makes,  or anyone acting on their behalf makes, a materially  false or misleading representation to Lender or SBA;
     F.   Defaults on any loan or  agreement  with another  creditor,  if Lender believes the default may materially affect  Borrower's  ability to pay this Note;
     G    Fails to pay any taxes when due;
     H.   Becomes the subject of a proceeding under any bankruptcy or insolvency law;
     I.   Has a receiver or liquidator  appointed for any part of their business or property;
     J.   Makes an assignment for the benefit of creditors;
     K.   Has any adverse  change in financial  condition or business  operation that Lender believes may materially affect  Borrower's  ability to pay this Note;
     L.   Reorganizes,  merges, consolidates,  or otherwise changes ownership or business structure without Lender's prior written consent; or
     M.   Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower's ability to pay this note.

6. LENDER'S RIGHTS IF THERE IS A DEFAULT:

  Without notice or demand and without giving up any of its rights, Lender may:

     A.Require immediate payment of all amounts owing under this Note:
     B.Collect all amounts owing from any Borrower or Guarantor;
     C.File suit and obtain judgment;
     D.Take possession of any Collateral; or
     E.Sell, lease, or otherwise  dispose of any Collateral at public or private sale, with or without advertisement.

7. LENDER'S GENERAL POWERS:

  Without notice and without Borrower's consent, Lender may:

     A.   Bid on or buy the  Collateral  at its sale or the sale of another lien holder, at any price it chooses;
     B.   Incur  expenses to collect  amounts  due under this Note,  enforce the terms of this Note or any other Loan Document, and preserve or dispose of the  Collateral.  Among  other  things,  the  expenses  may include payments  for property  taxes,  prior  liens,  insurance,  appraisals, environmental  remediation  costs, and reasonable  attorney's fees and costs.  If  Lender  incurs  such  expenses,  it may  demand  immediate repayment from Borrower or add the expenses to the principal balance;
     C.   Release anyone obligated to pay this Note;
     D.   Compromise,   release,   renew,   extend  or  substitute  any  of  the
          Collateral; and
     E.   Take any action necessary to protect the Collateral or collect amounts owing on this Note.

8. WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations.  Lender or SBA may use state or local procedures for filing papers,  recording documents,  giving notice,  foreclosing liens, and other  purposes.  By using  such  procedures,  SBA does not  waive  any  federal immunity from state or local  control,  penalty,  tax, or liability.  As to this
Note,  Borrower  may not claim or assert  against  SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

9. SUCCESSORS AND ASSIGNS:

Under this Note,  Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

10.   GENERAL PROVISIONS:

     A.   All  individuals  and  entities  signing  this  Note are  jointly  and severally liable.
     B.   Borrower waives all surety ship defenses.
     C.   Borrower must sign all documents  necessary at any time to comply with the Loan  Documents  and to enable  Lender  to  acquire,  perfect,  or maintain Lender's liens on Collateral.
     D.   Lender may exercise any of its rights separately or together,  as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.
     E.   Borrower may not use an oral  statement of Lender or SBA to contradict or alter the written terms of this Note.
     F.   If any part of this Note is  unenforceable,  all other parts remain in effect.
     G.   To the extent allowed by law,  Borrower waives all demands and notices in connection with this Note, including presentment,  demand, protest, and notice of dishonor.  Borrower also waives any defenses  based upon any claim that  Lender did not obtain any  guarantee;  did not obtain, perfect, or maintain a lien upon Collateral:  impaired Collateral;  or did not obtain the fair market value of Collateral at a sale.

11.   STATE-SPECIFIC PROVISIONS: N/A

12. BORROWER'S NAME(S) AND SIGNATURE(S):

  By signing below, each individual or entity becomes obligated under this Note as
  Borrower.

BORROWER:

ELDORADO ARTESIAN SPRINGS, INC.

/s/Douglas A. Larson
Douglas A. Larson, President

/s/Kevin M. Sipple
Kevin M. Sipple, Secretary

                          CORPORATE RESOLUTION TO BORROW

-----------------------------------------------------------------------------------------------
Principal         Loan Date      Maturity       Loan No      Call       Collateral   Account    Officer DLS    Initials
-------------   ------------  ------------    ----------  -----------  -----------  ---------  --------------  ----------

$1,421,000.00   08--21--2001  08--21--2026    6517315389

References  in the shaded  area are for  Lender's  use only and do not limit the applicability of this document to any particular loan or item.

Borrower:                         ELDORADO ARTESIAN SPRINGS, INC.
         P.O. Box 445
         Eldorado Springs, CO 80025

Lender:  U.S. Bank National Association
         Denver LPO
         9918 Hibert Street. 2nd Floor
         San Diego, CA 92131

I, the  undersigned  Secretary  or  Assistant  Secretary  of  ELDORADO  ARTESIAN
SPRINGS.  INC.  (the  "Corporation"),  HEREBY  CERTIFY that the  Corporation  is organized and existing  under and by virtue of the laws of the State of Colorado as a corporation for profit, with its principal office at P.O. Box 445, Eldorado
Springs, CO 80025.

I FURTHER  CERTIFY that at a meeting of the Directors of the  Corporation,  duly called and held on 7/17/00,  at which a quorum was  present  and  voting,  or by other  duly  authorized  corporate  action in lieu of a meeting,  the  following resolutions were adopted:

BE IT RESOLVED, that any two (2) of the following named officers,  employees, or agents of this Corporation, whose actual signatures are shown below:

 NAMES                        POSITIONS                     ACTUAL SIGNATURES

 Douglas A. Larson                  President

 Kevin M. Sipple                    Secretary

acting for and on behalf of the Corporation and as its act and deed be, and they hereby are, authorized and empowered:

Borrow Money.  To borrow from time to time from U.S.  Bank National  Association
("Lender"),  on such terms as may be agreed  upon  between the  Corporation  and
Lender,  such  sum or sums of money as in their  judgment  should  be  borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes. or other evidence of credit  accommodations of the Corporation,  on Lender's forms, at such rates of interest  and on such terms as may be agreed  upon,  evidencing the sums of money so borrowed or any  indebtedness of the Corporation to Lender, and also to execute  and  deliver to Lender  one or more  renewals,  extensions, modifications,  refinancing, consolidations, or substitutions for one or more of the  notes,  any  portion  of  the  notes,  or  any  other  evidence  of  credit accommodations.

Grant  Security.  To  mortgage,  pledge,  transfer,  endorse,   hypothecate,  or
otherwise  encumber  and deliver to Lender,  as security  for the payment of any loans or credit  accommodations  so obtained,  any promissory  notes so executed
(including any amendments to or modifications,  renewals, and extensions of such promissory  notes).  Or any other or further  indebtedness of the Corporation to
Lender at any time owing, however the same may be evidenced, any property now or hereafter  belonging  to the  Corporation  or in which  the  Corporation  now or hereafter may have an interest,  including without  limitation all real property and all personal  property  (tangible or  intangible) of the  Corporation.  Such property may be mortgaged,  pledged,  transferred,  endorsed,  hypothecated,  or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times,  and may be either in  addition  to or in lieu of
any   property   theretofore   mortgaged,   pledged,   transferred.    Endorsed,
hypothecated, or encumbered.

Execute  Security  Documents.  To  execute  and  deliver  to Lender the forms of mortgage, deed of trust, pledge agreement,  hypothecation  agreement,  and other security  agreements and financing  statements  which may be required by Lender, and which shall  evidence the terms and  conditions  under and pursuant to which such liens and encumbrances,  or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral,  of any kind or nature, which Lender may deem necessary or proper in connection  with or  pertaining  to the  giving of the  liens and  encumbrances,
Notwithstanding  the  foregoing,  any one of the above  authorized  persons  may execute, deliver, or record financing statements.

Negotiate items, To draw,  endorse,  and discount with Lender all drafts,  trade acceptances,  promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest,  and either to receive cash for the same or to cause such  proceeds to be credited to the account of the Corporation with Lender,  or to cause such other  disposition of the proceeds derived  therefrom as they may deem advisable,  Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being  authorized to request  advances  thereunder,  and in all cases, to do and perform  such other acts and things,  to pay any and all fees and costs,  and to execute and deliver such other  documents and agreements,  including  agreements waiving  the  right  to a trial by jury,  as they may in their  discretion  deem reasonably  necessary or proper in order to carry into effect the  provisions of these Resolutions.

BE IT  FURTHER  RESOLVED,  that any and all acts  authorized  pursuant  to these
Resolutions and performed  prior to the passage of these  Resolutions are hereby ratified and  approved,  that these  Resolutions  shall remain in full force and effect and Lender may rely on these  Resolutions  until written  notice of their revocation shall have been delivered to and received by Lender,  Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

BE IT FURTHER  RESOLVED,  that the Corporation  will notify Lender in writing at
Lender's  address  shown above (or such other  addresses as Lender may designate from time to time) prior to any (a) change in the name of the  Corporation,  (b)
change in the assumed  business  name(s) of the  Corporation,  (c) change in the management of the  Corporation,.  (d) change in the  authorized  signer(s),  (e)
conversion of the Corporation to a new or different type of business entity.  or
(f) change in any other aspect of the  Corporation  that  directly or indirectly relates to any agreements  between the Corporation and Lender.  No change in the name of the Corporation will take effect until after Lender has been notified.

I FURTHER CERTIFY that the officers,  employees, and agents named above are duly elected.  appointed, or employed by or for the Corporation,  as the case may be.
and occupy the positions set opposite their respective names; that the foregoing
Resolutions  now stand of record on the books of the  Corporation;  and that the
Resolutions  are in full force and effect and have not been  modified or revoked in any manner whatsoever,  The Corporation has no corporate seal, and therefore, no seal is affixed to this certificate.

08-21-2001                CORPORATE RESOLUTION TO BORROW

IN TESTIMONY  WHEREOF, I have hereunto set my hand on August 21, 2001 and attest that the  signatures  set  opposite  the names  listed  above are their  genuine signatures.

                                                    CERTIFIED TO AND ATTESTED BY:

                                                    /s/Kevin M. Sipple
                                                    Kevin M. Sipple, Secretary

NOTE:  in case the  Secretary or other  certifying  officer is designated by the foregoing  resolutions as one of the signing  officers,  it is advisable to have this certificate signed by a second Officer or Director of the Corporation.